Supplement to the currently effective Statement of Additional Information for the following portfolio:

--------------------------------------------------------------------------------


Scudder Variable Series II

SVS INVESCO Dynamic Growth Portfolio

Effective August 1, 2005, SVS INVESCO Dynamic Growth Portfolio will change its name to Scudder Salomon Aggressive Growth Portfolio (the "Portfolio").

Effective August 1, 2005, the following information supplements the disclosure in the "Management of the Fund" section of the Portfolio's Statement of Additional Information:

Salomon Brothers Asset Management Inc. ("SBAM" or the "subadvisor") will become subadvisor to the Portfolio, replacing INVESCO Institutional (N.A.) Inc. SBAM is a wholly owned subsidiary of Citigroup Inc.

Scudder Salomon Aggressive Growth Portfolio will pay a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                        Fee Rate
------------------------                                        --------

First $250 million                                               0.800%
Next $500 million                                                0.775%
Next $750 million                                                0.750%
Over $1.5 billion                                                0.725%

Deutsche  Investment  Management  Americas  Inc.,  the  Portfolio's   investment
advisor, will pay a fee to SBAM for serving as subadvisor to Scudder Salomon Aggressive Growth Portfolio at the annual rates shown below:

Average Daily Net Assets                                        Fee Rate
------------------------                                        --------

First $100 million                                               0.425%
Next $400 million                                                0.400%
Over $500 million                                                0.350%

Effective August 1, 2005, the following information supplements the disclosure in the "Portfolio Transactions" section of the Portfolio's Statement of Additional Information:


Compensation of Portfolio Managers of Other Subadvised Portfolios.


Scudder Salomon Aggressive Growth Portfolio

Investment professionals of Citigroup Asset Management ("CAM"), of which SBAM is an affiliate, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of portfolio shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.


The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.


Portfolio Ownership of the Portfolio Manager. The following table shows the dollar range of shares owned beneficially and of record by the portfolio manager, including investments by immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. The information provided is as of March 31, 2005.

                                         Name of             Dollar Range of
Name of Portfolio                   Portfolio Manager     Portfolio Shares Owned
-----------------                   -----------------     ----------------------

Scudder Salomon Aggressive Growth    Richard Freeman                $0

Conflicts of Interest. In addition to managing the assets of the Portfolio, the portfolio manager may have responsibility for managing other client accounts of CAM. The tables below show, for the portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the portfolio; (2) pooled investment vehicles that are not registered investment companies; and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. The information provided is as of March 31, 2005.

Other SEC Registered Investment Companies Managed:


                                                                               Number of
                                                                                Investment
                                         Number of       Total Assets of     Company Accounts
                            Name of      Registered         Registered             with          Total Assets of
                           Portfolio     Investment         Investment      Performance-Based   Performance-Based
Name of Portfolio           Manager      Companies          Companies              Fee            Fee Accounts
-----------------           -------      ---------          ---------              ---            ------------

Scudder Salomon           Richard
Aggressive Growth         Freeman            12         $10,690,000,000            0                   $0

                                       2




Other Pooled Investment Vehicles Managed:

                                                                             Number of
                                                                              Pooled
                                                                             Investment
                                       Number of        Total Assets of       Vehicle
                        Name of         Pooled             Pooled          Accounts with       Total Assets of
Name of                 Portfolio      Investment        Investment       Performance-        Performance-Based
Portfolio               Manager        Vehicles          Vehicles           Based Fee           Fee Accounts
---------               -------        --------          --------           ---------           ------------

Scudder Salomon
Aggressive              Richard
Growth                  Freeman              2            $290,000,000             0                   $0


Other Accounts Managed:

                                                                               Number of Other
                         Name of           Number of                            Accounts with        Total Assets of
Name of                  Portfolio         Other          Total Assets of        Performance-      Performance-Based
Portfolio                Manager           Accounts       Other Accounts         Based Fee            Fee Accounts
---------                -------           --------       --------------         ---------            ------------

Scudder Salomon
Aggressive Growth         Richard
                          Freeman          123,161        $9,600,000,000           0                   $0


Potential Conflicts of Interest for Subadvised Portfolio's Manager.

Scudder Salomon Aggressive Growth Portfolio

Potential conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The subadvisor and the portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the subadvisor and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the portfolio's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that he supervises. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio, the portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the subadvisor's fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the subadvisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The subadvisor or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the subadvisor and its affiliates.











               Please Retain This Supplement For Future Reference



June 1, 2005